Exhibit 99.1
Form of Lodgian, Inc. Amended and Restated Executive Incentive Plan
Overview
The Lodgian, Inc. Amended and Restated Executive Incentive Plan provides for (1) cash awards based on the achievement of NOI targets and Corporate Overhead goals, (2) time-vested equity awards (restricted stock), and (3) performance-based equity awards (restricted stock) based on the following metrics: (i) performance of the Company’s stock price relative to the Company’s peer group, (ii) achievement of NOI targets, and (iii) achievement of Corporate Overhead goals. The Compensation Committee shall, in its sole discretion, determine the employees eligible to participate in the Plan and the level of award applicable to each eligible employee and shall have the authority to determine discretionary bonus payments in the event the performance thresholds identified herein are not attained.
Cash Awards
     1. Establish the Target Bonus Awards and the Target Bonus Pool:
(a) The Compensation Committee will establish individual Target Bonus Awards for each eligible employee. Exhibit A shows the [          ] Target Bonus Awards.
(b) The sum of the individual Target Bonus Awards equals the Target Bonus Pool. For [          ] the Target Bonus Pool equals $[          ].
(c) Target Awards must be set no later than 90 days after the beginning of the year in order to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
     2. Adjust Target Bonus Pool to reflect Corporate Overhead overage or shortage:
(a) Adjust the Target Bonus Pool if Actual Corporate Overhead is greater or less than budgeted overhead ($[          ] for [          ] ) as follows:

If Actual Corporate Overhead is less than budgeted overhead	increase the Target Bonus Pool by 16% of any amount under budget

If Actual Corporate Overhead exceeds budgeted overhead by 5% or less	reduce the Target Bonus Pool pro rata, with no reduction at 100% of budgeted overhead and a 15% reduction at 105% of budgeted overhead

If Actual Corporate Overhead exceeds budgeted overhead by more than 5% of budgeted overhead but not more than 10% of budgeted overhead	reduce the Target Bonus Pool pro rata, with a 15% reduction at 105% of budgeted overhead and a 25% reduction at 110% of budgeted overhead

If Actual Corporate Overhead exceeds budgeted overhead by more than 10% of budgeted overhead	reduce the Target Bonus Pool by 40%

(b) “Actual Corporate Overhead” is defined as:
•	The Company’s actual overhead costs for a year as reported in internal financial reports, adjusted for prior period and extraordinary items.

•	Extraordinary items include, but are not limited to, severance and related costs, expenses related to pursuit of strategic alternatives, casualty losses and gains on insurance claims.

•	Prior period items are expenses or credits relating to a prior fiscal year, including without limitation, prior period taxes, related penalties and tax credits relating to prior years.

•	Compensation Committee retains discretion over items classified by management as extraordinary items.

•	Board sets the annual Corporate Overhead goal simultaneous with approval of the operating budget, in the fourth quarter of the year preceding the plan year.
     3. Determine achievement of NOI goals:
     (a) The Board sets the applicable NOI target simultaneous with approval of the operating budget, in the fourth quarter of the year preceding the plan year. For [   ] the target NOI equals $[   ].
     (b) The Adjusted Bonus Pool is paid out only to the extent the Company achieves NOI targets as follows:

If actual NOI is below 90% of Target NOI	no payout of the Adjusted Bonus Pool

If actual NOI is between 90% and 100% of Target NOI	reduce the Adjusted Bonus Pool pro rata, with a $0 reduction at 100% of target NOI and a $500,000 reduction at 90% of target NOI

If actual NOI equals 100% of Target NOI	pay 100% of Adjusted Bonus Pool

If actual NOI exceeds 100% of Target NOI	increase the Adjusted Bonus Pool by 16% of actual NOI in excess of target NOI
     (c) “NOI” is defined as:
•	Net operating income for a year as reported in the Company’s internal financial reports, which shall equal the total revenue attributable to Continuing Operations for such year, reduced by the following expenses attributable to Continuing Operations for such year: (1) departmental costs and expenses (costs and expenses associated with rooms, food, beverage, telephone and other operating expenses), (2) general and unapplied expenses (hotel general and administrative, advertising and promotion, franchise fees, repairs and maintenance and utilities expenses), and (3) other operating expenses (management fees, equipment rental, insurance, hurricane and fire expense, property and other taxes, and other operating expenses).

•	Continuing Operations shall exclude any properties held for sale.

•	If, during a calendar year, a property is re-classified from Continuing Operations to a property held for sale, then target NOI shall be adjusted by removing budgeted revenue and expenses related to such property for such year.

•	Revenues and expenses attributable to properties acquired during the calendar year shall be excluded.
     4. Allocate the Adjusted Bonus Pool and pay Cash Awards to employees:
(a) Upon attainment of NOI goals, the amount of the Adjusted Bonus Pool will be allocated to eligible employees in the same proportion as an employee’s Target Bonus Award bears to the Target Bonus Pool. The allocation formula is: Adjusted Bonus Pool multiplied by a fraction, the numerator of which is the employee’s Target Bonus Award and the denominator of which is the Target Bonus Pool.
(b) Exhibit B is a matrix that shows the potential [           ] Adjusted Bonus Pool under various NOI performance and overhead adjustment scenarios.
(c) Payment of Cash Awards to employees will be made not later than March 15 following the end of the applicable bonus year.
Equity Awards
     1. General:
(a) The Compensation Committee will establish individual Target Equity Awards for each eligible employee. Exhibit A shows the [            ] Equity Target Awards.
(b) Target Equity Awards must be set no later than 90 days after the beginning of the year in order to qualify as performance-based compensation under Section 162(m) of the Code.
(c) An eligible employee’s Target Equity Award will be divided into the following categories:
(i) 35% will be time-vested equity awards subject only to the vesting requirements set forth in section 1(c) below (the “Base Equity Awards);
(ii) 21 2/3% will be performance-based equity awards based upon the performance of the Company’s stock price relative to the Company’s peer group and governed by the provisions of section 2 below (the “Stock Price Equity Performance Awards”);

(iii) 21 2/3% will be performance-based equity awards based on the Company’s achievement of NOI targets and governed by the provisions of section 3 below (the “NOI Equity Performance Awards”); and
(iv) 21 2/3% will be performance-based equity awards based on the Company’s achievement of Corporate Overhead goals and governed by the provisions of section 4 below (the “Corporate Overhead Equity Performance Awards”).
(c) All Equity Awards (Base Equity Awards, Stock Price Equity Performance Awards, NOI Equity Performance Awards and Corporate Overhead Equity Performance Awards) are subject to the following requirements:
(i)	Except as provided in Special Allocation and Payment Rules section below, Employee must be employed on the award date to receive equity awards;

(ii)	Equity awards will vest over 2 years at the rate of 50% per year; and

(iii)	Equity awards will be restricted stock made under the Lodgian, Inc. Amended and Restated 2002 Stock Incentive Plan.
(d) All Equity Awards shall be made on the same day as the payment of the Cash Awards.
     2. Stock Price Equity Performance Awards:
(a)	(i) Determine the price performance (expressed as a percentage) of Lodgian stock and each member of the Peer Group based on the increase or decrease in Average Stock Price at year end over the Average Stock Price at the end of the prior year. Price performance can be positive or negative.

(ii) Average Stock Price is defined as the average of the closing stock price (as reported on the stock exchange or national market system on which such shares are traded) during the 50 day period ending on the last day of the year.

(iii) Rank Lodgian and each Peer Group Company in order of price performance percentage.

(iv) Determine the award multiplier applicable to Lodgian based on its rank within the Peer Group. The award is determined by interpolation assuming the award for achieving the highest price performance would be 43 1/3%, the award for median price performance would be 21 23% and the award for achieving the lowest price performance would be 0%.

(v) Divide the dollar value of such equity award by Lodgian’s Average Stock Price at year end to determine the number of shares of restricted stock to be awarded to executive.
(b) Initially, the Peer Group will consist of companies in the Dow Jones US Hotel Index plus other comparable companies in the hospitality industry as follows:
Gaylord Entertainment Company (GET)
Orient-Express Hotels Ltd. (OEH)
Vail Resorts, Inc. (MTN)
Wyndham Worldwide Corp. (WYN)
Intercontinental Hotels Group (IHG)
Ashford Hospitality Trust (AHT)
Felcor (FCH)
Diamond Rock Hospitality (DRH)
Bluegreen Corporation (BXG)
Great Wolf Resorts, Inc. (WOLF)
Interstate Hotels & Resorts, Inc. (IHR)
Red Lion Hotels Corporation (RLH)
Silverleaf Resorts, Inc. (SVLF)
Morgans Hotel Group Co. (MHGC)
Peer Group companies that are not publicly traded on the last day of the year, or for which no market quotations are available on the last day of the year, are excluded from the Peer Group calculations for the year.
     3. NOI Equity Performance Awards:
     (a) Based on actual NOI performance, determine the percentage of the NOI Equity Performance Target Award that is earned:

If actual NOI is below 90% of Target NOI	no payout of the NOI Equity Performance Target Award

If actual NOI is between 90% and 100% of Target NOI	reduce the NOI Equity Performance Target Award pro rata, with no reduction at 100% of target NOI and a 100% reduction at 90% of target NOI

If actual NOI equals 100% of Target NOI	pay 100% of NOI Equity Performance Target Award

If actual NOI exceeds 100% of Target NOI	increase the NOI Equity Performance Target Award by 16% of actual NOI in excess of 100% of NOI target

     (b) Divide the earned NOI Equity Performance Target Award by Lodgian’s Average Stock Price at year end to determine the number of shares of restricted stock to be awarded to executive.
     4. Corporate Overhead Equity Performance Awards:
     (a) Based on actual Corporate Overhead performance, determine the percentage of the Corporate Overhead Equity Performance Target Award that is earned:

If Actual Corporate Overhead is less than budgeted overhead	increase the Corporate Overhead Equity Performance Target Award by 16% of any amount under budget

If Actual Corporate Overhead exceeds budgeted overhead by 5% or less	reduce the Corporate Overhead Equity Performance Target Award pro rata, with no reduction at 100% of budgeted overhead and a 15% reduction at 105% of budgeted overhead

If Actual Corporate Overhead exceeds budgeted overhead by more than 5% of budgeted overhead but not more than 10% of budgeted overhead	reduce the Corporate Overhead Equity Performance Target Award pro rata, with a 15% reduction at 105% of budgeted overhead and a 25% reduction at 110% of budgeted overhead

If Actual Corporate Overhead exceeds budgeted overhead by more than 110% of budgeted overhead	reduce the Corporate Overhead Equity Performance Target Award by 40%
     (b) Divide the earned Corporate Overhead Equity Performance Target Award by Lodgian’s Average Stock Price at year end to determine the number of shares of restricted stock to be awarded to executive.
Special Allocation and Payment Rules
1.	Employees who are hired after the Board has established the Target Bonus Awards and Target Equity Awards for the plan year will not be eligible to participate in the Plan for the year of hire. However, except with respect to executive officers of the Company, the Chief Executive Officer shall have the authority to provide a newly-hired employee incentive compensation outside of the Plan during the fiscal year in which he or she becomes employed.

2.	Payment of benefits to certain terminated employees:
(a) Except as provided in (b) or (c) below, an employee is not entitled to payment of cash or equity awards calculated pursuant to the Plan unless he or she remains employed on the date such cash or equity awards for the plan year are actually paid. Any portion of the Target Bonus Pool attributable to employees who are not entitled to payment will not be reallocated among the remaining employees.
(b) If before the close of the plan year an employee (i) is terminated by the company without Cause, (ii) quits for Good Reason, (iii) dies, or (iv) becomes disabled, he or she will be paid incentive payments equal to the employee’s individual Target Bonus Award and Target Equity Award multiplied by a fraction, the numerator of which equals the number of days employed during the plan year, and the denominator of which is 365. Any payments of cash awards to an employee under this paragraph will not be paid from the Target Bonus Pool. The Company, at its option, may elect to pay any Equity Awards in cash.
(c) If after the close of the plan year (but prior to payment of awards) an employee (i) is terminated by the company without Cause, (ii) quits for Good Reason, (iii) dies, or (iv) becomes disabled, he or she will be paid the actual incentive awards amounts determined under the terms of the Plan. Payments will be made at the same time payments are made to active employees. The Company, at its option, may elect to pay any Equity Awards in cash.
(d) “Cause” means that the employee has engaged in any of the following conduct:
(i) any act of fraud or dishonesty that materially harms the Company or its affiliates;
(ii) the commission by the employee of a felony or any violation of any federal or state securities law or the employee’s being enjoined from violating any federal or state securities law or being determined to have violated any such law;
(iii) willful or reckless misconduct or gross negligence by the employee in connection with any property or activity of the Company and its subsidiaries and affiliates, and successors;
(iv) repeated and intemperate use of alcohol or illegal drugs by the employee after written notice from the immediate supervisor of the employee or person to whom the employee reports;
(v) material breach of any obligations of the employee under any agreement with the Company (other than by reason of physical or mental illness, injury, or condition), but only after the employee has been given written notice of such breach by their immediate supervisor or person to whom the employee reports and at least thirty (30) days to cure such breach; or
(vi) the employee’s becoming barred or prohibited by the SEC from holding their position with the Company.

(e) “Good Reason” means that the following has occurred with respect to an employee:
(i) the Company has, without the employee’s written consent (a) taken an action which results in the material reduction of the employee’s then current duties or responsibilities, (b) reduced the benefits to which the employee is entitled, unless a similar reduction is made for other executive employees, (c) committed a material breach of any employment agreement with the employee, or (d) required the employee to relocate more than fifty (50) miles from the location of the Company’s offices,
(ii) the employee has provided written notice to the Company of such action and provided the Company with thirty (30) days to remedy such action (the “Cure Period”),
(iii) the Company has failed to remedy such action within the Cure Period, and
(iv) the employee resigns within ten (10) days of the expiration of the Cure Period.
Good Reason shall not include any isolated, insubstantial or inadvertent action that is not taken in bad faith, and is remedied by the Company within the Cure Period.